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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _____________________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:
                (Date of earliest event reported)

                          March 8, 2007
                  ____________________________

                         IPORUSSIA, INC.
        ------------------------------------------------
       (Exact name of registrant as specified in charter)

                            Delaware
  ------------------------------------------------------------
 (State or other Jurisdiction of Incorporation or Organization)

            000-51076                       38-3649127
     ----------------------        -------------------------------
    (Commission File Number)      (IRS Employer Identification No.)


           12 Tompkins Avenue, Jericho, New York    11753
        ---------------------------------------------------
       (Address of Principal Executive Offices and zip code)


                         (516) 937-6600
         --------------------------------------------------
        (Registrant's telephone number, including area code)

                               N/A
   -----------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the
      Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Safe Harbor Statement under the Private Securities Litigation
-------------------------------------------------------------
Reform Act of 1995
------------------

     This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for the historical and factual information contained herein, the matters set forth in this filing, including statements identified by words such as "may," will," "expect," "should," "anticipate," "estimate," "believe," "intend," or "project," or the negative of these words or other variations on these words or comparable terminology, are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of IPORUSSIA, Inc. ("IPOR") or the benefits of the proposed transaction to be materially different from any future results, benefits, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, satisfaction of closing conditions to the transaction. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Report. IPOR assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Item 1.01    Entry into Material Agreement.

     On  March  8,  2007, IPORUSSIA, INC., a Delaware corporation
("IPOR"), and KI Equity Partners VI, LLC, a Delaware limited liability company ("KI Equity"), entered into a Securities Purchase Agreement ("Purchase Agreement") under which IPOR is to, at the closing of the transactions contemplated under the Purchase Agreement ("Closing"), sell to KI Equity, and KI Equity is to purchase from IPOR, 65,789,474 shares of IPOR's common stock ("Shares") for a purchase price of $625,000 ("Purchase Price"), or approximately $0.0095 per share.

     A copy of the Purchase Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The following description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement. The Purchase Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described in this Report, the Purchase Agreement is not intended to be a source of factual, business or operational information about the parties.

     The Purchase Agreement contains representations and warranties that IPOR and KI Equity made to each other as of the date of the Purchase Agreement or other specified dates, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for the purposes of the contract between KI Equity and IPOR and are subject to important qualifications and limitations agreed to by KI Equity and IPOR in connection with negotiating the Purchase Agreement. Accordingly, investors should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk between KI Equity and IPOR rather than establishing matters as facts.


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     The  issuance  of the Shares is intended to be  exempt  from registration  under the Securities Act of 1933, as  amended  (the
"Securities  Act"), pursuant to Section 4(2) thereof.   As  such,
the Shares may not be offered or sold unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering the Shares has been or is expected to be filed with the United States Securities and Exchange Commission ("SEC" or "Commission") or with any state securities commission in
connection  with  the  issuance of the  Shares.   However,  as  a
condition to the Closing, IPOR will grant certain demand and piggyback registration rights to KI Equity with respect to the Shares. The Registration Rights Agreement covering the foregoing registration rights is to be executed by IPOR and KI Equity at the Closing.

     IPOR is presently authorized under its Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.0001 par value per share, and 1,000,000 shares of preferred stock, $0.0001 par value per share. As of the date of this Report, IPOR has 15,744,492 shares of its common stock issued and outstanding. Following the issuance of the Shares to KI Equity under the Purchase Agreement, KI Equity would own approximately 80.7% of the total outstanding shares of IPOR's common stock immediately following the Closing.

     In connection with the Purchase Agreement, and as a condition to the Closing, Vladimir F. Kuznetsov, IPOR's current President, CEO and a director ("Kuznetsov"), Mark R. Suroff, IPOR's current Executive Vice President, Secretary and Treasurer ("Mark R. Suroff"), the estate of Leonard W. Suroff, IPOR's former Executive Vice President, Secretary, Treasurer and director ("Suroff"), and Richard Bernstein, IPOR's current director ("Bernstein") (individually, a "Principal" and collectively, the "Principals") are to terminate any and all agreements and contracts with IPOR and its affiliated companies including, without limitation, any employment, consulting and stock option agreements, and to irrevocably release IPOR from any and all debts, liabilities and obligations, all pursuant to the terms and conditions of certain release agreements ("Release Agreement") to be executed by each of them at the Closing.

     In connection with the Purchase Agreement, and as a further condition to the Closing, Kuznetsov, Mark R. Suroff and Bernstein (collectively, the "Indemnitors") will agree to indemnify and hold IPOR harmless from all liabilities and obligations related to the period prior to Closing, pursuant to the terms and conditions of a certain indemnity agreement ("Indemnity Agreement") to be executed at Closing. Pursuant to the Indemnity Agreement, IPOR will pay the Indemnitors a cash payment in the amount of $50,000 in the aggregate for their agreement to indemnify IPOR. The parties have agreed that the $50,000 payable under the Indemnity Agreement will be held in escrow for up to 90 days following the Closing to cover any indemnity claims.

     The Registration Rights Agreement, the Release Agreement and the Indemnity Agreement will be included in a Current Report on Form 8-K to be filed with the SEC by IPOR following the Closing.

      The completion of the transactions contemplated under the Purchase Agreement is also subject to the satisfaction of certain other conditions including, without limitation, (i) the payment


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of  all of IPOR's liabilities and obligations at Closing from the proceeds of the Purchase Price (including the consideration payable to the Indemnitors under the Indemnity Agreement), (ii) the cancellation of all contracts involving IPOR, (iii) the filing of IPOR's Annual Report on Form 10-KSB and income tax returns for the year ended December 31, 2006, (iv) compliance with regulatory requirements, (v) the continued quotation of IPOR's common stock on the NASD Over-the-Counter Electronic Bulletin Board ("OTC BB"), (vi) delivery of certain legal opinions from IPOR's counsel, (vii) the delivery of various closing documents, (viii) the resignation of IPOR's existing officers and directors as of the Closing, and (ix) completion of due diligence investigation of IPOR by KI Equity.

     Effective as of the Closing, and subject to compliance with applicable regulatory requirements, including the preparation, filing and distribution to IPOR's stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to the Closing, IPOR's existing officers and directors are to resign and are to appoint Kevin R. Keating as the sole director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of IPOR.

     Kevin R. Keating, 66 years old, is the managing member of Vero Management, LLC, which provides administrative and financial consulting services for micro-cap public companies. For more than 40 years, he has been engaged in various aspects of the investment business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President of Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. From 1982 through 2006, he was associated with a variety of securities firms as a registered representative servicing the needs of high net worth individual investors. Additionally, Mr. Keating currently serves as director on the boards of Catalyst Lighting Group, Inc., 99 Cent Stuff, Inc., Blue Holdings, Inc., People's Liberation, Inc., Digital FX International, Inc. and Frezer, Inc.

     Kevin  R.  Keating is the father of Timothy J. Keating,  the
principal   member   of  Keating  Investments,   LLC.     Keating
Investments, LLC is the managing member of KI Equity.

     Any additional information concerning Kevin R. Keating, who will serve as IPOR's sole director following the Closing, will be included in the Schedule 14(f)-1 Notice to Stockholders which is to be filed with the SEC and mailed to stockholders at least ten
(10) days prior to the Closing.

     The parties expect the closing of the transactions under the Purchase Agreement to occur on or about March 23, 2007. However, there can be no assurances that the transactions under the Purchase Agreement will be completed.

     The Purchase Agreement may be terminated as follows: (i) by mutual written consent, (ii) by either party if the purchase transaction is not consummated by March 23, 2007, (iii) by either party if the purchase transaction is prohibited by the issuance of an order, decree or ruling, and (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement.


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


     The directors of IPOR have approved the Purchase Agreement and the transactions contemplated thereunder, the Indemnity
Agreement,  the  Release  Agreement and the  Registration  Rights
Agreement.

Item 3.02   Unregistered Sales of Equity Securities.

     See Item 1.01, which is incorporated herein by reference.

Item 5.01   Changes in Control of Registrant.

     See Item 1.01, which is incorporated herein by reference.

Item 5.06   Change in Shell Company Status

     Due  to  its  weak financial condition, IPOR's  decision  to withdraw the broker-dealer registration of its wholly-owned subsidiary, IPOR Capital, LLC, and the transactions contemplated under the Purchase Agreement, effective as of the Closing, IPOR will discontinue any further active business operations and, as a result, will become a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) and its sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed, pursuant to which IPOR would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.

Item 9.01    Financial Statements and Exhibits.


     (d)  Exhibits.
          --------

          2.1       Securities  Purchase Agreement by  and  among
                    IPORUSSIA,  INC. and KI Equity  Partners  VI,
                    LLC dated March 8, 2007.*


*  The  schedules to this document are not being filed  herewith.
  IPOR agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.








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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, IPORUSSIA, INC. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IPORUSSIA, INC.


Date:  March 9, 2007          By: /s/ Vladimir F. Kuznetsov
                                 ---------------------------
                                 Vladimir F. Kuznetsov, CEO
                                 and President










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EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------

          2.1       Securities  Purchase Agreement by  and  among
                    IPORUSSIA,  INC. and KI Equity  Partners  VI,
                    LLC dated March 8, 2007.






















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